                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   01/01/04 - 01/31/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                                    FORM NO.          ATTACHED        ATTACHED
------------------                                                                    --------          --------        --------
Schedule of Cash Receipts and Disbursements                                           MOR - 1A             x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                MOR - 1B             x
Statement of Operations                                                               MOR - 2
Balance Sheet                                                                         MOR - 3
Status of Postpetition                                                                MOR - 4              x
Taxes
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                          x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                 x
Summary of Unpaid Postpetition Debts                                                  MOR - 4              x
    Listing of aged accounts payable                                                                       x
Accounts Receivable Aging                                                             MOR - 5              x
Debtor Questionnaire                                                                  MOR - 5              x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:


/s/ Mark E. Toney                              Chief Executive Officer
---------------------------------              ---------------------------------
Signature of Responsible Party                 Title


Mark E. Toney                                  2/19/2004
---------------------------------              ---------------------------------
Printed Name of Responsible Party              Date


PREPARER:


/s/ John P. Boyle                              Chief Accounting Officer
---------------------------------              ---------------------------------
Signature of Preparer                          Title


John P. Boyle                                  2/19/2004
---------------------------------              ---------------------------------
Printed Name of Preparer                       Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 01/01/04 - 01/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                   CURRENT MONTH      CUMULATIVE FILING TO DATE
                                                                      ACTUALS                 ACTUALS
                                                                      -------                 -------
CASH BEGINNING OF MONTH (a)                                              1                      420

RECEIPTS:
Customer Payments                                                        -                        -
Trust Receipts                                                           -                        -
Trust Advances                                                           -                        -
Receipt of Servicer Fee                                                  -                        -
Payments by Affiliates on Debtor's Behalf                                -                        -
DIP Facility Advances                                                    -                        -
                                                                      ----                    -----
TOTAL RECEIPTS                                                           -                        -
                                                                      ----                    -----
DISBURSEMENTS
Payroll (b)                                                              -                        -
Benefits (b)                                                             -                        -
Building Costs                                                           -                        -
Equipment Costs                                                          -                        -
Auto, Travel & Entertainment                                             -                        -
Outside Services                                                         -                        -
Sales & Use Taxes                                                        -                        -
DIP Facility Repayments (c)                                              -                    (419)
Other Expense                                                            -                        -

Professional Fees                                                        -                        -
U.S. Trustee Quarterly Fees                                              -                        -
                                                                      ----                    -----
TOTAL DISBURSEMENTS                                                      -                    (419)
                                                                      ----                    -----
NET CASH FLOW                                                            -                    (419)
                                                                      ----                    -----
CASH END OF MONTH                                                        1                        1
                                                                      ----                    -----
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
   (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                               -
   Transfers to Debtor in Possession Accounts                                                     -
   Estate Disbursements Made By Outside Sources
      (i.e. from escrow accounts)                                                                 -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   -

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.

(c)   Amount swept to DIP bank account during October 2003.

                                                                        MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 01/01/04 - 01/31/04

BANK RECONCILIATIONS
(in thousands)

                                                          ACCOUNTS                 CURRENT MONTH
                                                 -------------------------         -------------
                                                 OPERATING           OTHER            ACTUALS
                                                 ---------           -----            -------
CASH BEGINNING OF MONTH (a)                           1                -                 1

RECEIPTS:
Customer Payments                                     -                -                 -
Trust Receipts                                        -                -                 -
Trust Advances                                        -                -                 -
Receipt of Servicer Fee                               -                -                 -
Payments by Affiliates on Debtor's Behalf             -                                  -
DIP Facility Advances                                 -                -                 -
                                                 ------           ------            ------
TOTAL RECEIPTS                                        -                -                 -

DISBURSEMENTS
Payroll (b)                                           -                -                 -
Benefits (b)                                          -                -                 -
Building Costs                                        -                -                 -
Equipment Costs                                       -                -                 -
Auto, Travel & Entertainment                          -                -                 -
Outside Services                                      -                -                 -
Sales & Use Taxes                                     -                -                 -
DIP Facility Repayments                               -                -                 -
Other Expense                                         -                -                 -

Professional Fees                                     -                -                 -
U.S. Trustee Quarterly Fees                           -                -                 -
                                                 ------           ------            ------
TOTAL DISBURSEMENTS                                   -                -                 -
                                                 ------           ------            ------
NET CASH FLOW                                         -                -                 -
                                                 ------           ------            ------
CASH END OF MONTH                                     1                -                 1
                                                 ------           ------            ------
BANK BALANCE                                          1                -                 1
   Deposits in Transit                                -                -                 -
   Outstanding Checks                                 -                -                 -
   Other                                              -                -                 -
ADJUSTED BANK BALANCE                                 1                -                 1

(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc. employees.

                                                                        MOR - 1B

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   01/01/04 - 01/31/04

                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           Beginning      Amount                   Ending
                                              Tax       Withheld or   Amount        Tax
                                           Liability      Accrued      Paid       Liability
                                           ---------      -------      ----       ---------
FEDERAL
Withholding                                     -            -           -            -
FICA-Employee                                   -            -           -            -
FICA-Employer  (a)                              -            -           -            -
Unemployment                                    -            -           -            -
Income                                          -            -           -            -
Other                                           -            -           -            -
    Total Federal Taxes                         -            -           -            -
STATE AND LOCAL
Withholding                                     -            -           -            -
Sales (a)                                       -            -           -            -
Excise                                          -            -           -            -
Unemployment                                    -            -           -            -
Real Property                                   -            -           -            -
Personal Property                               -            -           -            -
Florida Doc Stamp                               -            -           -            -
Franchise                                       -            -           -            -
Other: Local Income Tax Withholding             -            -           -            -
    Total State and Local                       -            -           -            -
TOTAL TAXES                                     -            -           -            -

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                    AMOUNT
----------------------                                    ------
Current                                                     -
0 - 30 days                                                 -
31 - 60 days                                                -
61 - 90 days                                                -
91+ days                                                    -
TOTAL ACCOUNTS PAYABLE                                      -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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(a)   Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

                                                                           MOR-4

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   01/01/04 - 01/31/04

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                                    AMOUNT
-----------------------------                                                    ------
0 days old                                                                         -
1 - 30 days old                                                                    -
31 - 60 days old                                                                   -
61 - 90 days old                                                                   -
91- 120 days old                                                                   -
+ Over 121 days                                                                    -
Total Accounts Receivable                                                          -
Amount considered uncollectible (Bad Debt)                                         -
Accounts Receivable (Net)                                                          -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                     YES                  NO
----------------------------                                                                     ---                  --
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?

      If yes, provide an explanation below.                                            (see attached appendices)       X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?

      If yes, provide an explanation below.                                                                            X

3.    Have all postpetition tax returns been timely filed?

      If no, provide an explanation below.                                                        X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?

      If no, provide an explanation below.                                                        X


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(a)   Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period: 01/01/04 - 01/31/04


                                    DVI, INC.
                                 TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.



        2/19/2004                    /s/ John P. Boyle
------------------------             -------------------------------------------
          Date                       Signature of Responsible Party
                                     John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                                          Case No. 03-12656 (MFW)
                                           Reporting period: 01/01/04 - 01/31/04

         REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      DVI International, Inc. (non-Debtor), a subsidiary of
                        DVI, Inc., sold its investment in certain leases related to its European portfolio to ING Ltd.

Effective Date:         01/31/04

Terms of Sale:          Proceeds are expected to be received beginning March
                        2004, and the full amount of the proceeds is expected to be received by December 2004. The estimated range of net proceeds to be realized by the Debtor is $11.0 million to $14.0 million but is subject to fluctuating interest and currency rates as well as transaction administrative costs. No proceeds have been received as of January 31, 2004.